UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 14, 2010

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement – Salary Increase

On May 14, 2010, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of Cypress Semiconductor Corporation (the “Company) approved a salary increase for all employees, including its Named Executive Officers. The table below shows the percentage increase and the resulting annual base salary for the Company’s Named Executive Officers:

Name	Percentage Increase	Annual Base Salary
T. J. Rodgers	0.0%	$600,000
Bradley W. Buss	2.5%	$337,404
Paul D. Keswick	0.0%	$320,100
Christopher A. Seams	3.3%	$378,804
Norman P. Taffe	3.0%	$293,213

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2010, the Board appointed J. D. Sherman to serve as an independent director on the Company’s Board. Mr. Sherman’s appointment is effective on May 14, 2010. A press release announcing Mr. Sherman’s appointment to the Board is attached as exhibit 99.01 hereto, and is incorporated herein by reference.

Pursuant to the Company’s 1994 Stock Plan, as amended, newly appointed non-employee directors are eligible to receive an initial award of restricted stock units (“RSU”) with a value of $525,000 on the date of their acceptance of their appointment to the Board, such shares to vest annually over three years. Mr. Sherman will receive an initial RSU grant of 44,795 shares on May 14, 2010, the date of his acceptance of his appointment to the Board. He will also receive a cash remuneration of $50,000, plus any standard fees paid by the Company for Board committee assignments.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2010, the Board approved a Certificate of Amendment to the Company’s Amended and Restated Bylaws (the “Bylaws,” and as amended by the Certificate of Amendment, the “Amended Bylaws”), effective immediately. The Amended Bylaws amend Section 3.2(a) of Article 3 of the Bylaws to increase to eight from seven the number of the directors authorized to serve on the Company’s Board. The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which was filed with the Securities and Exchange Commission on a Form 8-K on March 31, 2006 and incorporated by reference as Exhibit 3.6 to our Form 10-K, filed March 3, 2010 (which Bylaws are incorporated herein by reference), and the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K (which Amended Bylaws are incorporated herein by reference).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2010, the Company held its annual meeting of stockholders at which stockholders:

(i)	elected to the Board of Directors of Cypress Semiconductor Corporation seven directors for a one year term and until their successors are elected; and

(iii)	ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 2, 2011.

Voting results were as follows:

(i)	Election of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
T.J. Rodgers	124,303,627	446,145	25,142,877
W. Steve Albrecht	121,708,541	3,063,231	25,142,877
Eric A. Benhamou	120,126,659	4,641,113	25,142,877
Lloyd Carney	123,263,355	1,508,417	25,142,877
James R. Long	122,758,221	2,013,551	25,142,877
J. Daniel McCranie	122,369,157	2,402,615	25,142,877
Evert van de Ven	124,301,814	469,958	25,142,877

(ii)	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 2, 2011.

For	Against	Abstain	Broker Nonvotes
146,055,110	3,760,455	99,084	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to Amended and Restated Bylaws of Cypress Semiconductor Corporation

99.1	Press release issued by Cypress Semiconductor Corporation, dated May 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 18, 2010	By:	/s/ BRAD W. BUSS
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

INDEX TO EXHIBIT

Exhibit	Description

3.1	Certificate of Amendment to Amended and Restated Bylaws of Cypress Semiconductor Corporation

99.1	Press release issued by Cypress Semiconductor Corporation, dated May 17, 2010.

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